UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2017 (October 10, 2017)

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01                        Other Events

On October 10, 2017, the registrant’s consolidated subsidiary, Plains All American Pipeline, L.P. (“PAA”) closed its previously announced underwritten public offering of 800,000 6.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in PAA (the “Series B Preferred Units”) at a price to the public of $1,000 per Series B Preferred Unit. In connection with the issuance of the Series B Preferred Units, on and effective as of October 10, 2017, PAA GP LLC, the registrant’s consolidated subsidiary and the general partner of PAA, executed the Seventh Amended and Restated Agreement of Limited Partnership of PAA (the “Seventh A&R PAA Partnership Agreement”) to, among other things, authorize and establish the rights, preferences and privileges of the Series B Preferred Units.

A summary of the rights, preferences and privileges of the Series B Preferred Units and other material terms and conditions of the Seventh A&R PAA Partnership Agreement is set forth in PAA’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2017 (the “PAA Signing 8-K”), and is incorporated into this report by reference.

The foregoing description of the Seventh A&R PAA Partnership Agreement, including the summary of the rights, preferences and privileges of the Series B Preferred Units and other material terms and conditions of the Seventh A&R PAA Partnership Agreement set forth in the PAA Signing 8-K, is qualified in its entirety by reference to the full text of the Seventh A&R PAA Partnership Agreement, which is filed as Exhibit 3.1 to PAA’s Current Report on Form 8-K filed as of the date hereof and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1

Seventh Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of October 10, 2017 (incorporated by reference to Exhibit 3.1 of Plains All American Pipeline, L.P.’s Current Report on Form 8-K filed on October 12, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

	By:	PAA GP HOLDINGS LLC, its general partner

	By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel
and Secretary

Date: October 12, 2017